U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2018

BioCrude Technologies USA, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55818	81-2924160
(State of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1255 Phillips Square, Suite 605

Montreal, QB, Canada H3B 3G5

(Address of principal executive offices)

514-840-9719

(Registrant’s telephone number including area code)

Not Applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)	PREVIOUS INDEPENDENT AUDITORS:

a.	On July 21, 2018, the Company terminated Dale Matheson Carr-Hilton Labonte, LLP, CPAs, (“DMCL”) as its registered independent public accountant.

b.	DMCL’s report on the financial statements for the years ended December 31, 2017, and reports on the financial statements for the periods June 30, 2017, through March 31, 2018, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.	Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended December 31, 2017 there have been no disagreements with DMCL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DMCL would have caused them to make reference thereto in their report on the financial statements. Through the interim period July 23, 2018 (the date of termination of the former accountant), there have been no disagreements with DMCL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DMCL would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized DMCL to respond fully to the inquiries of the successor accountant.

e.	During the years ended December 31, 2017, and for the periods June 30, 2017, through March 31, 2018, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.	The Company provided a copy of the foregoing disclosures to DMCL prior to the date of the filing of this Report and requested that DMCL furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2)	NEW INDEPENDENT ACCOUNTANTS:

a.	On July 23, 2018, the Company engaged Zwick & Banyai, PLLC (“Zwick & Banyai”) situated at 418-20750 Civic Center Dr, Southfield, MI 48076, USA, as its new registered independent public accountant. During the years ended December 31, 2017, and for the periods June 30, 2017, through March 30, 2018 and prior to July 23, 2018 (the date of the new engagement), we did not consult with Zwick & Banyai regarding:

i.	the application of accounting principles to a specified transaction,

ii.	the type of audit opinion that might be rendered on the Company’s financial statements by Zwick & Banyai, in either case where written or oral advice provided by Zwick & Banyai would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues, or

iii.	any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a.	None.

b.	Exhibits

Number	Exhibit
16.1	Letter from DMCL dated August 16, 2018, regarding Change in Certifying Accountant*

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCRUDE TECHNOLOGIES USA, INC.

Dated: August 16, 2018	/s/ John Moukas
John Moukas
Chief Executive Officer

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